UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: December 5, 2008

333-64122
(Commission file number)

 Blast Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

14550 Torrey Chase Blvd, Suite 330
Houston, Texas 77014
(Address of principal executive offices)

(281) 453-2888
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 5, 2008, Blast Energy Services, Inc. (the “Company”) entered into a Master Service Contract (the “Contract”) with Resource Energy Technologies, LLC (“RET”), which Contract is effective as of December 5, 2008.  The Contract is to remain in effect unless canceled by either party by giving the other party 10 days prior written notice.  The Contract is to control and govern all work performed by the Company for RET under subsequent verbal and/or written work orders requesting desired services and/or equipment.  Phase II is in the nature of a Production Sharing Contract.

The Contract describes two Phases of activities to be conducted by the Company on behalf of RET in connection with the Company’s abrasive fluid jetting (“AFJ”) technology.  Phase I of the Contract, the “Test Phase,” includes the following:

•	RET will define three well locations to be prepared by RET for testing on its lease acreage in the Park City area of Kentucky (the “Lease Acreage”);
•	RET and the Company will agree upon a written work program to test the impact of lateral jetting on the production of the RET wells;
•	The Company will carry the cost of building 4 ½ inch deflection shoes and other down-hole equipment for the program;
•
The Company will carry the cost of mobilizing and demobilizing the jetting equipment and the living costs of operating personnel while on the road and while resident in Kentucky for the term of Phase I;

•	RET will agree to reimburse the Company fifty thousand dollars ($50,000) paid ratably over a period not to exceed 120 days from the end of Phase I; and
•	RET and the Company will jointly document and sign off on the production results of Phase I from well activity contemplated by the work program.

Phase II of the Contract, the “Maximum 100 Well Program,” is to consist of the following:

•
The Company will grant RET a 60 day option to enter into an exclusive well program to stimulate up to 100 wells on the Lease Acreage, via AFJ, which option expires 60 days from the completion of Phase I;

•	At its sole discretion, RET will exercise said option based on its satisfaction with the documented results of Phase I, and if exercised, the Phase II program will begin in the spring of 2009; and
•
If RET exercises its option to begin Phase II, the Company will provide AFJ services to RET at  zero cost (save and except the cost of mobilizing the rig to Kentucky from its previous location) in exchange for a 40% share in the net revenues from the increased production of Phase II (if any).

The Company is awaiting further guidance from RET regarding the timing for Phase I, and as such, the Company has not begun any work under the Contract to date.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                                 Description

10.1*                      Master Service Contract for RET

* Filed herewith.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Blast Energy Services, Inc.

	By:	/s/ John MacDonald, CFO
John MacDonald
Chief Financial Officer
Principal Accounting Officer

Date: December 10, 2008